Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Event.
Subsequent Event

21.Subsequent Event

In January and February 2022, the Group modified the floor price of the March 2021 Note to US$0.30 and US$0.20 per ADS, respectively. From January 1, 2022 to April 29, 2022, the Group redeemed the loan principle, redemption premium and unpaid interests total amounted to US$4.8 million through issuance of 1,044,267,700 ordinary shares with a weighted average conversion price of US$0.0046 per ordinary shares.

From January 1, 2022 to April 29, 2022, the Group granted options to its management team to purchase 12,427,200 Class A ordinary shares of the Company with exercise price of US$0.0002 with 4 year vesting schedule under the 2012 Share Incentive Plan and 2018 Share Incentive Plan.

In April 2022, the Group entered into a short-term interest-free loan agreement with a local Hi-tech industrial park, under which the Group received a total of US$5.5 million and the repayment of this amount will be due by May 31, 2022.

On April 28, 2022, the Company announced that it plans to change the ratio of its American Depositary Shares (“ADSs”) to its Class A ordinary shares (the “ADS Ratio”), from the current ADS Ratio of one ADS to fifty Class A ordinary shares to a new ADS Ratio of one ADS to six hundred and fifty Class A ordinary shares.